Rule 497(e)
                                                     1940 Act File No. 811-09177
                                                     1933 Act Reg. No. 333-69803

                            THE CATHOLIC FUNDS, INC.

                            THE CATHOLIC EQUITY FUND

                       SUPPLEMENT DATED NOVEMBER 5, 2004
                      TO PROSPECTUS DATED JANUARY 14, 2004

REDUCTION IN CAP ON OPERATING EXPENSES

     Catholic Financial Services Corporation, the investment adviser for the Catholic Equity Fund (the "Fund") of The Catholic Funds, Inc., has agreed to increase its expense reimbursement across all classes of shares of the Fund, so that the maximum operating expenses will be reduced to 0.60% of average net assets for Class A shares, 0.85% for Class C shares and 0.35% for Class I shares. Catholic Financial Services Corporation presently reimburses expenses to the Fund to cap operating expenses for Class A shares at 0.95% of average net assets, Class C shares at 1.20% and Class I shares at 0.70%. Catholic Financial Services Corporation's agreement with the Fund makes the new caps effective as of November 15, 2004, and it will continue at least until the end of the Fund's fiscal year ending on September 30, 2005. The table below shows the effect of the new reimbursement agreement, and replaces the comparable table included in the Fund's current Prospectus under the heading "The Catholic Equity Fund - Fees and Expenses."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              CLASS A SHARES   CLASS C SHARES   CLASS I SHARES
                              --------------   --------------   --------------
Management Fees                    0.50%           0.50%            0.50%
Distribution (12b-1) Fees          0.25%           0.75%             None
Other Expenses                     1.69%           1.69%            1.69%
Total Fund Operating Expenses      2.44%           2.94%            2.19%
Expense Reimbursement(5)<F5>      (1.84)%         (2.09)%          (1.84)%
Net Expenses                       0.60%           0.85%            0.35%
                                   -----           -----            -----
                                   -----           -----            -----

(1)<F1> To determine if you qualify for a lower sales charge, see "How to Invest" in the current Prospectus.
(2)<F2> The contingent deferred sales charge on Class C shares terminates one year after you purchase the shares.
(3)<F3>   The Fund charges $15.00 for each wire redemption.
(4)<F4>   The Fund charges $5.00 for each telephone exchange.
(5)<F5> The adviser has contractually committed, from November 15, 2004 and through at least the fiscal year ending September 30, 2005, to reimburse the Catholic Equity Fund to the extent that "Annual Total Fund Operating Expenses" exceed 0.60% for Class A shares, 0.85% for Class C shares and 0.35% for Class I shares.

CHANGE IN MINIMUM INVESTMENT AMOUNT

     At the same time, the Fund will increase the minimum initial investment amount for Class I shares from $10,000 to $500,000. This increase in the minimum initial investment amount will not affect the minimum additional investment amount, which will remain at $1,000. Shareholders who presently own Class I shares will be grandfathered, meaning they will be permitted to continue owning their Class I shares without being required to meet the new $500,000 minimum investment amount, so long as they continue to comply with the original $10,000 minimum investment amount requirement.

SALES LOAD WAIVER

     We recognize that the increased minimum investment amount for Class I shares may put an investment in these shares out of the reach of many Catholic parishes, schools, dioceses and other Catholic institutions that presently are eligible to purchase Class I shares. To help make an investment in the Fund viable for these institutions, we will waive the 4% front-end sales charge applicable to purchases of Class A shares by these institutions. Accordingly, effective November 15, 2004, any Catholic institution which, under the Fund's current Prospectus, is eligible to purchase Class I shares of the Fund, but which is unwilling or unable to meet the new minimum investment amount, may instead purchase Class A shares on a load-free basis.

     Also beginning November 15, 2004, we will waive the full amount of the 4% front-end sales charge on Class A shares for purchasers who meet all of the following criteria:

          o They are employed by a Catholic institution that sponsors a 403(b) Plan;

          o    They participate in that 403(b) Plan;

          o They are purchasing Class A shares of the Fund for their 403(b) Plan account; and

          o They make their purchase directly from the Fund without the assistance of a broker representative or other financial intermediary.

     Qualified investors who wish to take advantage of this net asset purchase privilege should contact Catholic Financial Services Corporation at 1-414-278-6550 or Shareholder Services at 1-877-222-2402 to obtain necessary forms.